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PIONEER NO-LOAD                           FIRST ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
VARIABLE ANNUITY APPLICATION                                   440 LINCOLN STREET, WORCESTER, MA 01653


1  OWNER

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First Name, Middle Initial, Last Name                          Social Security Number

                                                                     /         /
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Address                                                        Date of Birth/Trust


--------------------------------------------------------------    / / Male    / / Female    / / Trust
City, State, Zip
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2  JOINT OWNER   (If any)

                                                                  /   /
----------------------------------  ------------------------  -------------   / / Male    / / Female
Name                                Social Security Number    Date of Birth
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3  ANNUITANT   (Complete only if different from the Owner in Section 1)

                                                                  /   /
----------------------------------  ------------------------  -------------   / / Male    / / Female
Name                                Social Security Number    Date of Birth
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4  JOINT ANNUITANT  (If any)

                                                                  /   /
----------------------------------  ------------------------  -------------   / / Male    / / Female
Name                                Social Security Number    Date of Birth
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5  BENEFICIARY(IES)    For Joint Owners, surviving Owner is always Primary beneficiary.
                       If beneficiary is a trust, provide date of trust.

Primary
            ----------------------------------  -----------------------------------------------------
            Name                                Relationship to Owner

Contingent
            ----------------------------------  -----------------------------------------------------
            Name                                Relationship to Owner
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6  TYPE OF PLAN           *Additional forms required

   / / Nonqualified                    / / IRA  TAX YEAR _____     / / Roth IRA TAX YEAR _____
   / / Nonqualified Deferred Comp.     / / IRA Rollover            / / Roth IRA Rollover/Conversion
   / / 457 Deferred Comp*              / / IRA Transfer            / / SEP-IRA*  TAX YEAR _____
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7  ALLOCATION OF PURCHASE PAYMENTS    Make check payable to Allmerica Financial
   Please allocate my purchase payment of $_____________ as follows:

   _____% Emerging Markets     _____% Growth Shares      _____% Balanced         _____% Money Market
   _____% International Growth _____% Real Estate Growth _____% Swiss Franc Bond _____% ____________
   _____% Europe               _____% Growth and Income  _____% Strategic Income _____% Fixed Account
   _____% Capital Growth       _____% Equity-Income      _____% America Income
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   / / I elect AUTOMATIC ACCOUNT REBALANCING (AAR) among the above variable accounts:
                                      / / Monthly   / / Quarterly   / / Semi-annually   / / Annually
   / / I elect DOLLAR COST AVERAGING (DCA) (not available with AAR) from:
                                      / / Fixed Account   / / America Income   / / Money Market
   $___________ Total amount per transfer  / / Monthly  / / Quarterly  / / Semi-annually  / / Annually

   Percent    or   Dollar amount    Transferred to (write in variable account name)

   _______%        $ ___________    ______________________________________________
   _______%        $ ___________    ______________________________________________
   _______%        $ ___________    ______________________________________________  DCA into the Fixed
   _______%        $ ___________    ______________________________________________  Account is not
   _______%        $ ___________    ______________________________________________  available.

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8  OPTIONAL RIDERS
   / / Enhanced Death Benefit
   / / _______________________________________________________________________

SML-1517NY (1/00)
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9  REPLACEMENT
   Will the proposed certificate replace or change any existing annuity or life insurance policy?

   / / No            / / Yes (if yes, list company name and policy number) ___________________________
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10 SYSTEMATIC WITHDRAWALS    Not available from Guarantee Period Accounts.

   Begin withdrawals: later of 15 days after issue or ___________
   Amount:    / / ______% of purchase payment
              / / $_____ per frequency
   Frequency: / / Monthly   / / Quarterly   / / Semi-annually   / / Annually
   Withdraw:  / / Pro rata from all accounts or
              _______%  from _____________________   _______%  from _____________________
              _______%  from _____________________   _______%  from _____________________
   Tax Withholding:  / / Do NOT Withhoold Federal Income Taxes / / Do Withhold at 10% or _____ (% or $)
   Direct Deposit:   / / Check here for Electronic Funds Transfer (Direct Deposit). I authorize the
                         Company to correct electronically any overpayments or erroneous credits made to my account. ATTACH A VOIDED CHECK.

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11 REMARKS

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12 SIGNATURES

   I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we received a Disclosure Buyers Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE
   VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT; AND ALL PAYMENTS AND
   VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA (IF
   APPLICABLE), THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR DOWNWARD ADJUSTMENT.

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Signature of Owner                                    Signature of Joint Owner

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Signed at (City and State)                            Date

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13 REGISTERED REPRESENTATIVE/DEALER INFORMATION

   Does the certificate applied for replace an existing annuity or life insurance policy?
                                / / YES (ATTACH REPLACEMENT FORMS AS REQUIRED)   / / NO

   I certify that the information provided by the owner(s) has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal
   Office were used; and I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner(s).
                                                                    ______
                                                                    |    |       (   )
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Signature of Registered Representative      Social Security #    TR Code         Telephone


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Signature of Registered Representative      B/D Client Account #     Printed Name of Broker/Dealer

                                                                                  (   )
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Branch office Street Address for Certificate Delivery                             Telephone



SML-1517NY (1/00)                                                                           0399-6385
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